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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C 20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:  MARCH 14, 1996
                       (DATE OF EARLIEST EVENT REPORTED)

                              -------------------

                          FEDERAL EXPRESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                           (STATE OF INCORPORATION)

          1-7806                                          71-0427007
 (COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


                2005 CORPORATE AVENUE, MEMPHIS, TENNESSEE 38132
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (901) 369-3600

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ITEM 5. OTHER EVENTS

On March 14, 1996, Federal Express Corporation (the "Registrant") announced its financial results for the fiscal quarter ended February 29, 1996 by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.

Registrant also recently prepared Appendix A to a Preliminary Official Statement with respect to the Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1996 (Federal Express Corporation Project). Appendix A, attached to this report as Exhibit 20.2 and incorporated herein by reference, contains summaries of the Registrant's operating results and financial position and certain operating statistics for the past five fiscal years and for the third fiscal quarter ended February 29, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     20.1  Registrant's press release, dated March 14, 1996.

     20.2 Appendix A to a Preliminary Official Statement prepared with respect to the Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1996 (Federal Express Corporation Project).


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                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FEDERAL EXPRESS CORPORATION

                                             By: /s/ JAMES S. HUDSON
                                                 -----------------------
                                                 James S. Hudson
                                                 Vice President & Controller
                                                 (PRINCIPAL ACCOUNTING OFFICER)

Dated: March 25, 1996


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                                 EXHIBIT INDEX

EXHIBIT                DESCRIPTION OF EXHIBIT
-------                ----------------------

20.1       Registrant's press release, dated March 14, 1996.

20.2 Appendix A to a Preliminary Official Statement prepared with respect to the Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1996 (Federal Express Corporation Project).


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